PACE Select

Prospectus and
SAI Supplement

PACE® Select Advisors Trust

PACE® International Equity Investments

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2013, as supplemented to date

February 25, 2014

Dear Investor,

The purpose of this supplement is to update information regarding the investment advisory arrangements of PACE International Equity Investments (the "fund"), a separate series of PACE Select Advisors Trust (the "Trust"). At the recommendation of UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, the Board of Trustees of the Trust has approved the termination of J.P. Morgan Investment Management Inc. as an investment advisor to the fund. In connection with the termination, and at the recommendation of UBS Global AM, the Board of Trustees of the Trust also approved an increased allocation of the fund's assets to an investment advisor currently serving the fund, Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital"). Mondrian Investment Partners Limited and Chautauqua Capital Management, LLC will continue to serve as the fund's investment advisors.

These changes and their consequences are described in greater detail below.

Effective on or about February 25, 2014, the Prospectuses and the SAI are hereby revised as follows:

All references to J.P. Morgan Investment Management Inc. as an investment advisor to PACE International Equity Investments in the Prospectuses and SAI are hereby deleted.

ZS-668

Because Los Angeles Capital engages in short sales as part of its investment strategy, the increased allocation to Los Angeles Capital is expected to increase the fund's total annual fund operating expenses. The section captioned "PACE International Equity Investments Fund summary" and sub-headed "Fees and expenses of the fund" on page 49 of the Multi-Class Prospectus is thus revised by replacing the "Annual fund operating expenses" table in its entirety with the following:

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.79%	0.79%	0.79%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses	0.79	0.88	0.78
Miscellaneous expenses (includes administration fee of 0.10%)	0.38	0.47	0.37
Dividend expense, borrowing costs and related interest expense attributable to securities sold short[1]	0.41	0.41	0.41
Total annual fund operating expenses	1.83	2.67	1.57

1  These "Dividend expense, borrowing costs and related interest expense attributable to securities sold short" are based on estimates and may vary based on actual investments.

The section captioned "PACE International Equity Investments Fund summary" and sub-headed "Example" on page 49 of the Multi-Class Prospectus is revised by replacing the table in its entirety with the following:

	1 year	3 years	5 years	10 years
Class A	$726	$1,094	$1,486	$2,580
Class C (assuming sale of all shares at end of period)	370	829	1,415	3,003
Class C (assuming no sale of shares)	270	829	1,415	3,003
Class Y	160	496	855	1,867

The section captioned "PACE International Equity Investments Fund summary" and sub-headed "Fees and expenses of the fund" on page 48 of the Class P Prospectus is revised by replacing the "Annual fund operating expenses" table in its entirety with the following:

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.79%
Distribution and/or service (12b-1) fees	None
Other expenses	0.79
Miscellaneous expenses (includes administration fee of 0.10%)	0.38
Dividend expense, borrowing costs and related interest expense attributable to securities sold short[1]	0.41
Total annual fund operating expenses	1.58

1  These "Dividend expense, borrowing costs and related interest expense attributable to securities sold short" are based on estimates and may vary based on actual investments.

The section captioned "PACE International Equity Investments Fund summary" and sub-headed "Example" on page 48 of the Class P Prospectus is revised by replacing the table in its entirety with the following:

1 year	3 years	5 years	10 years
$361	$1,097	$1,855	$3,845

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

©UBS 2014. All rights reserved.
UBS Global Asset Management (Americas) Inc.